UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 9, 2026

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
Floating Rate Notes, Series CC (Senior), due May 21, 2028	USB/28	New York Stock Exchange
4.009% Fixed-to-Floating Rate Notes, Series CC (Senior), due May 21, 2032	USB/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.

Item 8.01.	Other Events.

On March 9, 2026, U.S. Bancorp (the “Company”) established a medium-term note program pursuant to which the Company may issue from time to time its Medium-Term Notes, Series EE (Senior) (the “Series EE Notes”), and Medium-Term Notes, Series FF (Subordinated) (the “Series FF Notes” and, together with the Series EE Notes, the “Notes”).

The Series EE Notes are issuable under that certain Indenture, dated as of October 1, 1991, as amended by that certain First Supplemental Indenture, dated as of April 21, 2017, between the Company and Citibank, N.A., as trustee, as supplemented by the Officers’ Certificate and Company Order, dated as of March 9, 2026, establishing the form and certain terms of the Series EE Notes.

The Series FF Notes are issuable under that certain Indenture, dated as of October 1, 1991, as amended by that certain First Supplemental Indenture, dated as of April 1, 1993, and that certain Second Supplemental Indenture, dated as of April 21, 2017, between the Company and Citibank, N.A., as trustee, as supplemented by the Officers’ Certificate and Company Order, dated as of March 9, 2026, establishing the form and certain terms of the Series FF Notes.

The offering of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-294133), filed with the Securities and Exchange Commission on March 9, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Distribution Agreement, dated as of March 9, 2026, among the Company and U.S. Bancorp Investments, Inc. and the other Agents named on Schedule A thereto.

4.1	Officers’ Certificate and Company Order, dated as of March 9, 2026, establishing the form and certain terms of the Medium-Term Notes, Series EE (Senior) (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated as of March 9, 2026, establishing the form and certain terms of the Medium-Term Notes, Series FF (Subordinated) (excluding exhibits thereto).

4.3	Specimen Notes:

(a) Form of Master Global Note, Series EE (Senior).

(b) Form of Master Global Note, Series FF (Subordinated).

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: March 9, 2026

	By:	/s/ James L. Chosy
Name: James L. Chosy
Title: Senior Executive Vice President and General Counsel